UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2009

ELANDIA INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51805	71-0861848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8200 NW 52nd Terrace, Suite 102

Miami, Florida 33166, USA

(Address of principal executive offices) (Zip Code)

(305) 415-8830

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated in this Current Report or the context otherwise requires, all references in this Current Report to “eLandia,” the “Company,” “us,” “our” or “we” are to eLandia International Inc.

Item 8.01	Other Events

On September 29, 2009, a major earthquake in the South Pacific created a tsunami that sent a surge of water of up to 15 feet into parts of American Samoa. This resulted in power outages and major damage to parts of the island, including portions of our service territory. Our cellular network has been experiencing service delivery issues in the highly affected areas and our cable TV network has been completely destroyed in some areas. Our undersea cable is operational, although it has sustained some minor damage. Initial estimates indicate the damage suffered to our network and equipment to be approximately $500,000 based on reported book value for such equipment in our financial statements as of June 30, 2009.

We continue to assess the extent of the damage and its effect on our operations. We are developing a recovery plan, but are currently unable to estimate the time or costs of restoration. Such restoration costs may be mitigated through insurance; however, at this time, we are unsure if we will be able to secure any amounts of insurance reimbursement. Based on information known at this time, we do not believe these events will have a material adverse impact on our results of operations or financial condition as a whole; however, it is uncertain whether these events will have any long-term impact on our operations in American Samoa.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this Form 8-K that relate to future events or expectations, projections, estimates, intentions, goals, targets and strategies of eLandia, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and we do not assume any obligation to update this information. Such forward-looking statements reflect management’s current expectations, beliefs, estimates, and projections, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated. Because actual results may differ materially from those expressed or implied by these forward-looking statements, we caution readers not to place undue reliance on these statements. Our business, financial condition, cash flow and operating results are influenced by many factors (which are often beyond our control) that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include conditions affecting our ability to access the financial markets, the financial performance of our business units, our ability to attract and retain customers, the impacts on future operations as a result of the tsunami, insurance coverage available for claims made as a result of damages caused by the tsunami, changes in the competitive environment in our industry, the outcome of legal proceedings, changes in applicable accounting principles, and general economic conditions as well as other risks and factors set forth from time to time in our periodic filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANDIA INTERNATIONAL INC.

Dated: October 5, 2009	By:	/S/ HARLEY L. ROLLINS
Harley L. Rollins
Chief Financial Officer

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